UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549
                           _____________________

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  March 24, 2005
                                                      --------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


       Florida                      0-13358                 59-2273542
------------------------    ------------------------    ------------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida               32301
----------------------------------------------------    ------------------
      (Address of principal executive office)               (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                        CAPITAL CITY BANK GROUP, INC.

                                  FORM 8-K
                               CURRENT REPORT

Item 1.01.      Entry into a Material Definitive Agreement.

2005 Stock Option Agreement
---------------------------

The Compensation Committee of the Board of Directors of Capital City Bank Group, Inc. (the "Registrant") recommended and, on March 24, 2005, the Board approved, the 2005 Stock Option Agreement (the "2005 Agreement") for William
G. Smith, Jr., the Registrant's Chairman, President, and CEO. Pursuant to the 2005 Agreement, the Registrant agreed to award a fixed dollar Black-Scholes equivalent value of stock options based on achieving a specified three-year compound growth rate in earnings per share ("EPS"). No award is earned if actual performance is below a 7.5% compound growth rate in EPS, the minimum performance level. A maximum award of $500,000 is earned if the EPS compound growth rate equals or exceeds 12.5%, the maximum performance level. If the compound growth rate in EPS is greater than the minimum performance level and less than or equal to the maximum performance level, then the award will be made on a pro-rata basis.

No later than 60 days after the fiscal year 2005 audited earnings of the Registrant have been released to the general public, Mr. Smith will become eligible to receive the grant of the stock options under the 2005 Agreement. The exercise price will be set at the closing price of a share of Common Stock of the Registrant as reported on the NASDAQ National Market as of the grant date.

Provided that Mr. Smith remains in the employ of the Registrant, any stock options awarded pursuant to the 2005 Agreement, will vest at a rate of one-third (1/3) on each of the first, second and third anniversaries of the grant date, unless a change of control occurs, in which case the stock options will immediately vest.

2004 Stock Option Agreement
---------------------------

The Registrant awarded 29,797 ten-year non-qualified stock options to Mr. Smith pursuant to the 2004 Stock Option Agreement (the "2004 Agreement").
The criteria for the award under the 2004 Agreement was substantially similar to the criteria under the 2005 Agreement. Provided that Mr. Smith remains in the employ of the Registrant, these stock options will vest at a rate of one-third (1/3) on each of the first, second and third anniversaries of the grant date, unless a change of control occurs, in which case the stock options will immediately vest. The exercise price for the stock options is $40.86, which was 100 percent of the fair market value of a share of the Registrant's Common Stock on the date the options were priced.

Item 9.01.   Financial Statements and Exhibits.

      (c)    Exhibits.

      Item No.     Description of Exhibit
      -------      ----------------------
       10.1        2005 Stock Option Agreement by and between Capital City
                   Bank Group, Inc. and William G. Smith, Jr., dated
                   March 24, 2005.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAPITAL CITY BANK GROUP, INC.

Date:  March 31, 2005                        By: /s/ J. Kimbrough Davis
       --------------                           -----------------------
                                                J. Kimbrough Davis,
                                                Executive Vice President
                                                and Chief Financial Officer

                                 EXHIBIT 10.1
                                 ------------


                         2005 STOCK OPTION AGREEMENT